                                                       Deutsche Asset Management


BT Investment Funds
Lifecycle Short Range, Lifecycle Mid Range, Lifecycle Long Range

BT Pyramid Mutual Funds
Asset Management

Supplement dated June 30, 2000 to Prospectus dated June 30, 2000

The following supplements the "Management of the Fund(s)" section in each Fund's prospectus:

On March 11, 1999, Bankers Trust Company, each Fund's investment adviser, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

               Please Retain This Supplement for Future Reference

SUPPLIFE (6/00)

CUSIPs:
055922827
055922835
055922843
055847404

                                                        A Member of the
                                                        Deutsche Bank Group [/]